Exhibit 10.1


                                SEVENTH AMENDMENT

     THIS SEVENTH AMENDMENT (this "Amendment") dated as of June 21, 2002, to the Credit Agreement referenced below, is by and among C&D Technologies, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto, and Bank of America, NA., a national banking association formerly known as NationsBank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                                   WITNESSETH

     WHEREAS, a $220 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of March 1, 1999 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AMENDMENTS. Clause (b) of Section 7.9 of the Credit Agreement is amended to read as follows:


           (b) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. As of the end of each fiscal quarter, the Consolidated Fixed Charge Coverage Ratio shall not be less than 2.0:1.0.

     2. CONDITIONS PRECEDENT. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

           (a) the execution of this Amendment by the Credit Parties and the Required Lenders;

           (b) receipt by the Administrative Agent, for the ratable benefit of the Lenders that executed and deliver this Amendment on or before June 21st, 2002, of an amendment fee of five basis points (0.05%) on the aggregate of the Revolving Commitments and outstanding Term Loans of such Lenders; and

           (c) receipt by the Administrative Agent of all other fees and expenses owing in connection with this Amendment.

     3. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby represent and warrant that each of the representations and warranties set forth in the Credit Documents are true and correct as of the date hereof after giving effect to this Amendment (except those which expressly relate to an earlier period).

     4. REAFFIRMATION OF GUARANTY. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents

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and (iii) agrees that this  Amendment and all  documents  executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

     5. REAFFIRMATION OF LIENS. Each Credit Party (i) affirms that each of the security interests granted in or pursuant to the Security Agreement and Pledge Agreement are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the security interests granted in or pursuant to the Security Agreement and Pledge Agreement.

     6. NO OTHER CHANGES. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including the schedules and exhibits thereto) shall remain in full force and effect.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     8. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF,  each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                                  C&D TECHNOLOGIES, INC.,
                                            a Delaware corporation

                                            By: \S\ Stephen E. Markert, Jr.
                                                ---------------------------
                                            Name:  Stephen E. Markert, Jr.
                                            Title:  Chief Financial Officer

GUARANTORS:                                 C&D CHARTER HOLDINGS, INC.
                                            a Delaware corporation
                                            C&D INTERNATIONAL INVESTMENT
                                            HOLDINGS, INC.,
                                            a Delaware corporation

                                            By: \S\ Robert T. Marley
                                                ---------------------------
                                            Name:  Robert T. Marley
                                            Title:  Vice President and Treasurer

                           [Signature Pages Continue]


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LENDERS:                                    BANK OF AMERICA, N.A.,
                                            individually in its capacity as a
                                            Lender and in its capacity as
                                            Administrative Agent

                                            By: \S\ Robert M. Searson
                                                ---------------------------
                                            Name:  Robert M. Searson
                                            Title:  Senior Vice President

                                            CITIZENS BANK

                                            By: \S\ Mark Torie
                                                -------------------------
                                            Name:  Mark Torie
                                            Title:  Vice President

                                            COMERICA BANK

                                            By: \S\ Robert P. Wilson
                                                -------------------------
                                            Name:  Robert P. Wilson
                                            Title:  Vice President

                                            ALLFIRST BANK

                                            By: \S\ Kellie M. Matthews
                                                -------------------------
                                            Name:  Kellie M. Matthews
                                            Title:  Senior Vice President

                                            THE BANK OF NEW YORK

                                            By: \S\ Evan M. Graham
                                                -------------------------
                                            Name:  Evan M. Graham
                                            Title:  Vice President

                                            LASALLE NATIONAL BANK

                                            By: \S\ Stephen L. Mayer
                                                -------------------------
                                            Name:  Stephen L. Mayer
                                            Title:  First Vice President

                           [Signature Pages Continue]

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION

                                            By: \S\ Donald E. Sellers, Jr.
                                                -------------------------
                                            Name:  Donald E. Sellers, Jr.
                                            Title:  Director

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By: \S\ Daniel K. Fitzpatrick
                                                -------------------------
                                            Name:  Daniel K. Fitzpatrick
                                            Title:  Vice President

                                            JP MORGAN CHASE

                                            By: \S\ Thomas F. Conroy, Jr.
                                                -------------------------
                                            Name:  Thomas F. Conroy, Jr.
                                            Title:  Vice President

                                            FLEET BANK, N.A.

                                            By: \S\ Stacey A. Hamilton
                                                -------------------------
                                            Name:  Stacey A. Hamilton
                                            Title:  Vice President


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